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                                    8-K/A-1
                                    Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)           September 24, 1997
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                           Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                       1-12484                    06-1274088
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(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)

            388 Greenwich Street, New York, New York          10013
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            (Address of principal executive offices)      (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                           SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K


                                EXPLANATORY NOTE


        This Form 8-K/A-1 is being filed by Smith Barney Holdings Inc. (the "Company") to revise certain pro forma financial information previously filed. The pro forma financial information, which relates to the proposed merger of the Company with Salomon Inc ("Salomon") after the acquisition of Salomon by Travelers Group Inc., is being filed as Exhibit 99.03 to this Form 8-K/A-1 and is incorporated herein by reference.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits:

Exhibit No.    Description

23.01          Consent of Arthur Andersen LLP

99.01 Consolidated financial statements of Salomon Inc and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, together with the notes thereto and the report of the independent auditors

99.02 Unaudited consolidated financial statements of Salomon Inc as of June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996, together with the notes thereto

99.03* Unaudited Pro Forma Condensed Combined Statement of Financial Condition as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1996

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* Filed herewith. All other exhibits were filed with the initial filing of this
Form 8-K on September 25, 1997.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 1997

                                        SMITH BARNEY HOLDINGS INC.


                                        By: /s/ Steven D. Black
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                                            Steven D. Black
                                            Vice Chairman



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                                 EXHIBIT INDEX
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Exhibit No.                       Description
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23.01          Consent of Arthur Andersen LLP

99.01 Consolidated financial statements of Salomon Inc and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, together with the notes thereto and the report of the independent auditors

99.02 Unaudited consolidated financial statements of Salomon Inc as of June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996, together with the notes thereto

99.03* Unaudited Pro Forma Condensed Combined Statement of Financial Condition as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1996

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* Filed herewith. All other exhibits were filed with the initial filing of this
Form 8-K on September 25, 1997.